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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into Rayonier Inc.'s previously filed Registration Statement on Form S-8 (File No. 33-65291).

                                                  ARTHUR ANDERSEN LLP

Stamford, Connecticut
June 26, 1996